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                                                                    EXHIBIT 99.1


Laura Crowley                                      Christina Carrabino (General)
General Magic, Inc.                                  Allison Parker (Investor)
1 + 408 774 4457                                     Financial Relations Board
ir@generalmagic.com                                       1 + 415 986 1591


FOR IMMEDIATE RELEASE

               General Magic Announces Second Quarter 2000 Results

     Sunnyvale, CA, (August 2, 2000) - General Magic (Nasdaq: GMGC), a leading voice application service provider, today announced its operating results for the second quarter ended June 30, 2000.

     Revenue for the second quarter ended June 30, 2000, was $2.3 million compared to $180 thousand in the second quarter of 1999. Excluding a non-cash adjustment, General Magic incurred a net operating loss of $9.1 million, or $0.18 per diluted share, in the second quarter of 2000, an improvement of 30% compared to a net operating loss of $13 million, or $0.33 per diluted share, in the second quarter of 1999. The net loss applicable to common stock holders for the second quarter of 2000 included a $7.5 million non-cash adjustment, or $0.15 per diluted share, to accumulated deficit related to preferred stock issued during the period with favorable conversion and redemption rights and dividends on preferred stock, compared to a similar $351 thousand non-cash adjustment, or $0.01 per diluted share, in the same period of 1999.

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     Revenue for the six months ended June 30, 2000, was $4.9 million compared to $335 thousand for the six months ended June 30, 1999. Excluding a non-cash adjustment, General Magic incurred a net operating loss of $21.1 million, or $0.42 per diluted share, for the six months ended June 30, 2000, an improvement of 21% compared to a net operating loss of $26.7 million, or $0.73 per diluted share, for the six months ended June 30, 1999. The net loss applicable to common stock holders for the six months ended June 30, 2000, included a $7.6 million non-cash adjustment, or $0.16 per diluted share, to accumulated deficit related to preferred stock issued during the period with favorable conversion and redemption rights and dividends on preferred stock, compared to a similar $885 thousand non-cash adjustment, or $0.02 per diluted share, in the same period of 1999.

     Operating expense for the second quarter of 2000 was $11.7 million compared to $12.2 million for the second quarter of 1999. Operating expense for the six months ended June 30, 2000 was $ 26.6 million compared to $ 24.5 million for the six months ended June 30, 1999. Cash and short-term investments totaled $24.6 million as of June 30, 2000, compared to $16.6 million as of March 31, 2000. As of June 30, 2000, there were 55.6 million shares of common stock outstanding.

     The Kelsey Group recently forecasted that the voice medium will create a $12 billion voice "e-cosystem" by 2005. General Magic is emerging as a major player in the growing voice applications segment of

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this market. Recently, General Magic delivered the first phase of the OnStar
Virtual Advisor, demonstrating General Magic's ability to rapidly design, deliver and host sophisticated personality-rich voice applications, and also announced its strategic partnership with IBM. IBM and General Magic will integrate their voice technologies to jointly deliver end-to-end voice solutions that feature General Magic's premier voice user interface. As part of the agreement, General Magic will leverage IBM's established sales channel.

     "IBM and OnStar selected General Magic because of our superior patent-pending magicTalk communications platform and our many years of expertise in engineering and hosting complex voice applications," said Steve Markman, chairman, chief executive officer and president of General Magic. "We believe by continuing to choose the right strategic partners and customers to leverage our superior voice technology and expertise, we will exploit the growth in this emerging market."

     General Magic partners with its customers to define and develop innovative voice solutions for customer relationship management, telecommunication and e-commerce applications. This quarter, General Magic completed its trial and focus groups with Bell South Mobility providing both companies with valuable market data that will be used in designing value-added telecommunication services.

     Also this quarter General Magic successfully completed the recruitment of key sales and marketing executives who will enable

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the Company to expand its business and increase its share of the growing voice applications market.

About General Magic

General Magic is a voice application service provider dedicated to delivering customized voice applications, hosting, and professional services to leading telecommunications, enterprise, and Internet companies. With it's award-winning VoiceXML-based magicTalk communications platform and years of experience, General Magic offers the premier voice user interface that combines language, personality, and logic, creating a conversation between people and information. General Magic creates value for it's customers by building voice solutions that strengthen customer relations, deliver value-added services, and provide access to content anytime, anywhere. General Magic is headquartered in Sunnyvale, California. For additional information about General Magic, visit the company's web site at http://www.generalmagic.com.

General Magic notes that the forward-looking statements in this press release involve known and unknown risks, uncertainties and other factors that may cause industry trends, or actual results, performance or achievement to be materially different from any future trends, results, performance or achievements expressed or implied by these statements. These include, among others, risks and uncertainties concerning the adequacy of the Company's financial resources to execute its business plan; market acceptance of the Company's technologies and services; the Company's ability to attract, retain and motivate key technical, marketing and management personnel; the ability of the Company to establish and maintain relationships with businesses that have high volume customer interactions, and to establish alliances with companies that offer technology solutions for such businesses; the challenges inherent in the development, delivery and implementation of complex technologies; the ability of the Company's third party technology partners to timely develop, license or support technology necessary to the Company's services; and the Company's ability to respond to competitive developments. These and other risks and uncertainties are detailed in General Magic's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 26, 2000.

General Magic and magicTalk are trademarks of General Magic, Inc., which may be registered in some jurisdictions. Other trademarks are owned by their respective companies.

                                       ###

FINANCIAL TABLES ATTACHED

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                               GENERAL MAGIC, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                             JUNE 30,    DECEMBER 31,
                                                                                               2000         1999
                                                                                            ---------    -----------
Current assets:
 Cash and cash equivalents                                                                  $  13,482     $  23,045
 Short-term investments                                                                        11,133         2,490
 Other current assets                                                                             991           767
                                                                                            ---------     ---------
     Total current assets                                                                      25,606        26,302
                                                                                            ---------     ---------
Property and equipment, net                                                                    10,598        11,869
Other assets                                                                                    3,552         3,534
                                                                                            ---------     ---------
     Total assets                                                                           $  39,756     $  41,705
                                                                                            =========     =========

                                      LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

Current liabilities:
 Accounts payable                                                                           $   3,687     $   2,780
 Accrued expenses                                                                               4,094         8,018
 Deferred revenue and other current liabilities                                                 1,279         5,895
                                                                                            ---------     ---------
     Total current liabilities                                                                  9,060        16,693
Other long-term liabilities                                                                     2,298         2,692
                                                                                            ---------     ---------
     Total liabilities                                                                         11,358        19,385
                                                                                            =========     =========
Commitments

Redeemable, convertible Series D preferred stock, $0.001 par value Stated at involuntary liquidation preference;

   Authorized: 2 shares; issued and outstanding:  2000 -- 1; 1999 -- 1                          1,976        10,274
Stockholders' equity:
 Convertible preferred stock, $0.001 par value
   Authorized: 55 shares; issued and outstanding:  2000 -- 55; 1999 -- 53                           2             2
 Preferred stock, $0.001 par value
   Authorized:  427 shares; issued and outstanding:  2000 -- 0; 1999 -- 0                          --            --
 Common  stock,  $0.001  par  value;  authorized: 100,000 shares;
   Issued and outstanding: 2000 -- 55,571; 1999 -- 43,248                                          56            43
 Additional paid-in capital                                                                   325,987       282,861
 Accumulated other comprehensive loss                                                              (6)           (3)
 Deficit accumulated during development stage                                                (299,414)     (270,654)
                                                                                            ---------     ---------
                                                                                               26,625        12,249
 Less treasury stock, at cost: 2000 -- 46; 1999 -- 46                                            (203)         (203)
                                                                                            ---------     ---------
     Total stockholders' equity                                                                26,422        12,046
                                                                                            ---------     ---------
                                                                                            $  39,756     $  41,705
                                                                                            =========     =========

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                               GENERAL MAGIC, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                      THREE-MONTH PERIODS ENDED        SIX-MONTH PERIODS ENDED
                                                               JUNE 30,                       JUNE 30,
                                                        2000            1999            2000             1999
                                                   -------------------------------  -----------------------------
Revenue:
   Service revenue                                 $    2,258         $     164     $    4,848       $      301
   Licensing revenue                                        4                16             10               34
                                                   ----------       -----------     -----------      -----------
Total revenue                                           2,262              180           4,858              335
                                                   ----------       -----------     -----------      -----------
Operating expenses:
  Cost of service revenue                               1,359                --          2,530               --
  Network operations                                    2,948             1,588          6,028            3,500
  Research and development                              1,016             3,070          2,992            6,523
  Selling, general and administrative                   4,771             6,275         11,824           12,181
  Depreciation and amortization                         1,524             1,145          3,008            2,118
  Compensation expense associated with stock               99               113            253              226
                                                   ----------       -----------     -----------      -----------
Total costs and expenses                               11,717            12,191         26,635           24,548
                                                   ----------       -----------     -----------      -----------
Loss from operations                                  (9,455)          (12,011)        (21,777)         (24,213)
Total other income (expense), net                        389            (1,017)            668           (2,510)
                                                   ----------       -----------     -----------      -----------
Loss before income taxes                              (9,066)          (13,028)        (21,109)         (26,723)
Income taxes                                               6                --              26               22
                                                   ----------       -----------     -----------      -----------
Net loss                                              (9,072)          (13,028)        (21,135)         (26,745)
Dividends on preferred stock                            (107)             (351)           (255)            (634)
Warrants issuance on Series D preferred stock              --                --             --             (251)
Beneficial conversion feature of Series H
preferred stock                                       (7,366)                --        (7,366)                --
Loss applicable to common stockholders             $ (16,545)        $ (13,379)     $  (28,756)      $  (27,630)
                                                   ==========       ===========     ===========      ===========
Basic and diluted loss per share                   $   (0.33)        $   (0.34)     $    (0.58)      $    (0.75)
                                                   ==========       ===========     ===========      ===========
Shares used in computing per share amounts            52,007             39,242         49,966           36,807
                                                   ==========       ===========     ===========      ===========

     Net loss applicable to common shareholders for the three-month period ended June 30, 2000 includes the net loss for the period and $7.5 million in adjustments to accumulated deficit related to dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period. Net loss applicable to common shareholders for the three-month period ended June 30, 1999 includes the net loss for the period and $351 thousand in adjustments to accumulated deficit related dividends on preferred stock during the period.

     Net loss applicable to common shareholders for the six-month period ended June 30, 2000 includes the net loss for the period and $7.6 million in adjustments to accumulated deficit related to dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period. Net loss applicable to common shareholders for the six-month period ended June 30, 1999 includes the net loss for the period and $885 thousand in adjustments to accumulated deficit related dividends on preferred stock and issuances of preferred stock with favorable conversion and redemption rights during the period.

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